UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2018

TAURIGA SCIENCES, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-53723	30-0791746
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 Madison Avenue 5th Floor Suite 506 New York, NY 10022	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (917) 796-9926

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modifications to Rights of Securities Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 12, 2018, Tauriga Sciences, Inc. (the “Company”) held a meeting of its board of directors. The matters voted on and approved at the meeting included an amendment to the Company’s Articles of Incorporation to decrease the number of authorized shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”) from 7,500,000,000 to 100,000,000 shares and to effect a reverse stock split of the Company’s Common Stock at a ratio of 1-for-75 (the “Reverse Stock Split”).

On June 8, 2018, the Company filed Articles of Amendment to its Articles of Incorporation (the “Amendment”) with the Secretary of State of the State of Florida to decrease the number of authorized shares of the Company’s Common Stock from 7,500,000,000 to 100,000,000 and to effect a 1-for-75 reverse stock split of the Company’s Common Stock. The Reverse Stock Split became effective at 12:01 a.m. on July 9, 2018. A copy of the Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

As a result of the Reverse Stock Split, each seventy-five (75) shares of the Company’s issued and outstanding Common Stock has been automatically combined and converted into one (1) issued and outstanding share of Common Stock. The Reverse Stock Split has affected all issued and outstanding shares of Common Stock, as well as Common Stock underlying stock options, warrants and other convertible securities outstanding immediately prior to the effectiveness of the Reverse Stock Split. The Reverse Stock Split has reduced the number of outstanding shares of the Common Stock outstanding prior to the Reverse Stock Split from 4,078,179,672 shares to 54,377,316 shares immediately following the stock split.

No fractional shares will be issued as a result of the Reverse Stock Split, and any such stockholders whose number of post-split shares would result in a fractional number will have his/her/its shares rounded up to the next number of shares.

ClearTrust, LLC is acting as exchange agent for the Reverse Stock Split and will send instructions to stockholders of record who hold stock certificates regarding the exchange of their old certificates for new certificates, should they wish to do so. Stockholders who hold their shares in brokerage accounts or “street name” are not required to take any action to effect the exchange of their shares.

On July 6, 2018, the Company issued a press release announcing the Reverse Stock Split. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Articles of Amendment to the Articles of Incorporation of Tauriga Sciences, Inc.

99.1	Press Release issued by Tauriga Sciences, Inc. on July 6, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 9, 2018

TAURIGA SCIENCES, INC.

By:	/s/ Seth M. Shaw
Name:	Seth M. Shaw
Title:	Chief Executive Officer